UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 9, 2012

Procera Networks, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-33691	33-0974674
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4121 Clipper Court, Fremont, California (Address of Principal Executive Offices)	94538 (Zip Code)

Registrant’s telephone number, including area code: (510) 230-2777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02        Results of Operations and Financial Condition.

On April 9, 2012, Procera Networks, Inc., a Nevada corporation (the “Company”), issued a press release announcing preliminary financial results for the quarter ended March 31, 2012. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information under this Item 2.02 of this Current Report on Form 8-K and the press release are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the Securities and Exchange Commission (the “SEC”) made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

This Current Report on Form 8-K and the press release furnished as Exhibit 99.1 contain forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s anticipated financial results for the quarter ended March 31, 2012.  Such statements are preliminary and subject to certain risks and uncertainties. Actual results could differ materially from those expressed in any of the forward-looking statements. Such risks and uncertainties include, but are not limited to, the preliminary nature of the anticipated financial results and other risks described in the Company's reports and filings with the SEC from time to time.

Item 7.01.       Regulation FD Disclosure.

The information set forth in Item 2.02 above is incorporated by reference as if fully set forth herein.

Item 9.01.       Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release entitled “Procera Networks Announces Preliminary First Quarter 2012 Financial Results” dated April 9, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 9, 2012	Procera Networks, Inc. (Registrant)

	By:	/s/ Charles Constanti
Charles Constanti Chief Financial Officer and Principal Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release entitled “Procera Networks Announces Preliminary First Quarter 2012 Financial Results” dated April 9, 2012.